 CONFIDENTIAL; FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                             APPLIED INNOVATION INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/     No fee required.

/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of Securities to which transaction applies:


         2)       Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         4)       Proposed maximum aggregate value of transaction:


         5)       Total fee paid:


/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                             APPLIED INNOVATION INC.











                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                 APRIL 22, 1999

                                       AND

                                 PROXY STATEMENT












================================================================================
                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 22, 1999

                                                                 March 22, 1999


To the Stockholders of Applied Innovation Inc.:

         NOTICE is hereby given that the Annual Meeting of Stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), will be held at 5800 Innovation Drive, Dublin, Ohio, on Thursday, the 22nd day of April, 1999, at 1:00 p.m., local time, for the following purposes:

         1. To elect two Class III directors, each for a three-year term expiring at the Annual Meeting of Stockholders in 2002.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Owners of Common Stock of the Company of record at the close of business on March 5, 1999, will be entitled to vote at the meeting.

         Whether or not you plan to attend the meeting, please date, sign and mail the enclosed proxy in the envelope provided.

         A copy of the Annual Report of the Company for the year ended December 31, 1998, is enclosed herewith. Thank you for your cooperation and support.

                                             By Order of the Board of Directors

                                             Gerard B. Moersdorf, Jr.
                                             Chairman of the Board, President
                                             and Chief Executive Officer

                             APPLIED INNOVATION INC.
                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000

                                                                 March 22, 1999

                                 PROXY STATEMENT
                                       FOR
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of Applied Innovation Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's offices, 5800 Innovation Drive, Dublin, Ohio, on April 22, 1999, at 1:00 p.m., local time, and at any adjournment thereof. The Proxy Statement and the enclosed proxy are being mailed to the stockholders on or about the date set forth above.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with each stockholder's directions specified on the proxy or, in the absence of specific instructions to the contrary, will be voted in accordance with the Board of Director's unanimous recommendations, which are FOR the election of Gerard B. Moersdorf, Jr. and Alexander B. Trevor as Class III Directors of the Company and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof. A proxy may be revoked, without affecting any vote previously taken, by written notice mailed to the Company (attention Gerard B. Moersdorf, Jr.) or delivered in person at the meeting, by filing a duly executed, later dated proxy, or by attending the meeting and voting in person. Proxies marked as abstaining will be treated as present for purposes of determining a quorum at the Annual Meeting, but will not be counted as voting on the item for which the abstention is noted. Proxies returned by brokers on behalf of shares held in street name will not be treated as present for purposes of determining a quorum for the Annual Meeting unless they are voted by the broker on at least one matter on the agenda. Such non-voted shares will not be counted as voting on any matter as to which a non-vote is indicated on the broker's proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


VOTING RIGHTS

         Only stockholders of record at the close of business on March 5, 1999, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share held. At March 5, 1999, the Company had 15,785,332 outstanding shares of Common Stock, $.01 par value.There are no cumulative voting rights in the election of directors.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL STOCKHOLDERS

         The following table sets forth information as of February 26, 1999 (except as noted below), relating to the beneficial ownership of Common Stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock.




       NAME OF                          NUMBER OF SHARES                PERCENTAGE
  BENEFICIAL OWNER(1)                 BENEFICIALLY OWNED(2)             OF CLASS(3)
------------------------------  ---------------------------------  ----------------------
Gerard B. Moersdorf, Jr.                      6,556,529(4)                   41.5%
Linda S. Moersdorf                            6,556,529(4)                   41.5%

--------------------


(1) The address of Gerard B. Moersdorf, Jr. and Linda S. Moersdorf is c/o Applied Innovation Inc., 5800 Innovation Drive, Dublin, Ohio 43016.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on February 26, 1999 plus the number of shares such person has the right to acquire within 60 days of February 26, 1999.

(4) Gerard B. Moersdorf, Jr. and Linda S. Moersdorf are husband and wife. Under the rules of the Securities and Exchange Commission, each may be deemed to beneficially own the shares of the other; consequently, the number reported in the table above for each includes 5,560,313 shares held of record by Mr. Moersdorf, 793,716 shares held of record by Mrs. Moersdorf, 184,500 shares held by their children, and 18,000 shares which could be acquired by Mrs. Moersdorf under stock options exercisable within 60 days of February 26, 1999. Mr. and Mrs. Moersdorf each expressly disclaim beneficial ownership of shares held by the other.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of February 26, 1999, the beneficial ownership of the Company's Common Stock by each director, each of the Company's executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group.


                                                          NUMBER OF SHARES                PERCENTAGE
           NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)              OF CLASS(2)
           ------------------------                    ---------------------              -----------

           Gerard B. Moersdorf, Jr.(3)                     6,556,529                        41.5%
           Gerard B. Moersdorf, Sr.(4)                        91,400                          *
           Curtis A. Loveland(5)                             121,600                          *
           James H. Blough(6)                                 72,000                          *
           Richard W. Oliver(6)                               73,500                          *
           Thomas W. Huseby(7)                                21,000                          *
           Alexander B. Trevor(8)                             15,000                          *
           William H. Largent (9)                             20,000                          *
           William J. Mrukowski(9)                            20,000                          *
           All directors and executive officers
           as a group (10 persons)(10)                     7,039,282                        43.5%
----------------------

(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 26, 1999. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of Class" is calculated on the basis of the number of shares outstanding on February 26, 1999, or 15,786,132 shares, plus the number of shares a person has the right to acquire within 60 days of February 26, 1999. An "*" indicates less than 1%.

(3) Includes 5,560,313 shares held of record by Mr. Moersdorf, Jr., 793,716 shares held by Mrs. Moersdorf, 184,500 shares held by their children, and 18,000 shares which could be acquired by Mrs. Moersdorf under stock options exercisable within 60 days of February 26, 1999. Mr. and Mrs. Moersdorf each expressly disclaim beneficial ownership of shares held by the other.

(4) Includes 19,400 shares held by Mr. Moersdorf, Sr. as trustee of a trust and 72,000 shares which may be purchased under stock options exercisable within 60 days of February 26, 1999.

(5) Includes 90,000 shares which may be purchased under stock options exercisable within 60 days of February 26, 1999, and 1,000 shares held by Mr. Loveland's children.

(6) Includes 72,000 shares which may be purchased under stock options exercisable within 60 days of February 26, 1999.

(7) Includes 18,000 shares which may be purchased under stock options exercisable within 60 days of February 26, 1999.

(8) Includes 13,000 shares which may be purchased under stock options exercisable within 60 days of February 26, 1999.

(9) Includes 20,000 shares which may be purchased under stock options exercisable within 60 days of February 26, 1999.

(10) Includes 48,253 shares held by John M. Spiegel, of which 600 are shares which may be purchased under stock options exercisable within 60 days of February 26, 1999.

                              ELECTION OF DIRECTORS

         The Board of Directors has designated Gerard B. Moersdorf, Jr. and Alexander B. Trevor for election as Class III Directors of the Company, each to serve for a term of three years and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if returned duly executed and unless instructions to the contrary are indicated thereon, will be voted FOR the nominees. If for any reason a nominee should not be a candidate for election at the time of the meeting, the proxies may be voted for a substitute nominee in the discretion of those named as proxies. The Board of Directors has no reason to believe that any nominee will be unavailable. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of Common Stock. Abstentions and broker non-votes are not counted in the election of directors and thus have no effect.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE FOR CLASS III DIRECTOR.

         The following table sets forth (i) the nominees for election as Class III Directors of the Company, and (ii) the Class I and Class II Directors of the Company whose terms in office will continue. Each director has held the occupation indicated for more than the past five years unless otherwise indicated.


                             DIRECTOR
                           CONTINUOUSLY
NAME AND AGE                   SINCE        PRINCIPAL OCCUPATION
----------------------------------------------------------------------------------------------------------------
                                NOMINEES - TERMS TO EXPIRE 2002 (CLASS III)

Gerard B. Moersdorf, Jr., 46   1986         Director,  President,  Chief Executive  Officer and Treasurer of the
                                               Company since 1986.
Alexander B. Trevor, 53        1997         President of Nuvocom  Inc.,  Columbus,  Ohio,  a computer  telephony
                                               company   and   consultant   to   Internet   related   companies.
                                               Previously,  Mr.  Trevor was Executive  Vice  President and Chief
                                               Technology  Officer of CompuServe  Corporation  from 1983 to June
                                               1996.  Prior to 1983,  Mr.  Trevor was employed in various  other positions at CompuServe Corporation,  including Vice President of
                                               Computer  Technology  and  Executive  Vice  President  of Network
                                               Services.

                      CONTINUING DIRECTORS - TERMS TO EXPIRE 2000 (CLASS I)

James H. Blough, 67            1993         Retired  as  National  Sales  Manager  for  Chemicals   Division  of
                                               Procter & Gamble Distributing Company, Cincinnati, Ohio.
Richard W. Oliver, 52          1993         Professor of Management at the Owen Graduate  School of  Management,
                                               Vanderbilt  University,  Nashville,  Tennessee,  since  September
                                               1992.  From 1977 to September  1992, Mr. Oliver served in various marketing capacities,  including as Vice President,  Business and
                                               Residential  Services,  Vice President,  Corporate  Marketing and
                                               special  assistant to the Chairman and Chief  Executive  Officer, for Northern  Telecom  Ltd.  Mr.  Oliver is Chairman of the Board
                                               of  Symmetricom,  Inc.,  a  company  which  has a class of equity securities  registered pursuant to the Securities Exchange Act of
                                               1934.

                      CONTINUING DIRECTORS - TERMS TO EXPIRE 2001 (CLASS II)

Curtis A. Loveland, 52         1991         Partner,  Porter,  Wright, Morris & Arthur,  Attorneys at Law, since
                                               1979  and  Secretary  of  the  Company  since  April  1992.   Mr.
                                               Loveland is also a director of Rocky  Shoes & Boots,  Inc.  which has a class  of  equity  securities  registered  pursuant  to the
                                               Securities Exchange Act of 1934.
Gerard B. Moersdorf, Sr., 69   1987         Retired as Export  Manager of Industrial  Chemical Sales Division of
                                               Procter  &  Gamble  Distributing   Company,   Cincinnati,   Ohio.
                                               Gerard B.  Moersdorf,  Sr. is the father of Gerard B.  Moersdorf,
                                               Jr.,  President,   Chief  Executive  Officer,   Treasurer  and  a
                                               director of the Company.
Thomas W. Huseby, 60           1996         Retired  as   director  of  Network   Systems   Division  of  Lucent
                                               Technologies.   His   experience   includes   a  wide   range  of
                                               manufacturing, development and research activities.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company had a total of seven meetings during 1998. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and the meetings of any committees of the Board of Directors on which the director served. The Board of Directors has an Audit Committee and a Stock Option and Compensation Committee.

         The members of the Audit Committee are Curtis A. Loveland, Gerard B. Moersdorf, Sr. and Thomas W. Huseby. The Audit Committee oversees the work of the internal accounting staff and external auditors. The Audit Committee met three times during 1998, and all members of the Audit Committee attended the meetings.

         The members of the Stock Option and Compensation Committee are James H. Blough, Richard W. Oliver, and Alexander B. Trevor. The Stock Option and Compensation Committee has the authority and responsibility to determine and administer the Company's compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options under the Company's stock option plan. The Committee met five times during 1998, and all members of the Committee attended the meetings.

EXECUTIVE OFFICERS

         The officers of the Company are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Gerard B. Moersdorf, Jr., President, Treasurer and Chief Executive Officer, and Curtis A. Loveland, Secretary, the following persons are officers of the Company.

         WILLIAM H. LARGENT, age 43, joined the Company in April 1997 and serves as Senior Vice President, Operations and Chief Financial Officer of the Company. Prior to joining the Company, Mr. Largent served as the Executive Vice President and Chief Financial Officer of Metatec Corporation, an information services company engaged in optical disc manufacturing and distribution, software development and network services. Mr. Largent had been an officer at Metatec since 1993 and a director of Metatec since 1990. From 1990 to 1993, Mr. Largent was President of Liebert Capital Management Corporation, a private investment management and consulting company. Mr. Largent is also a director of AmeriLink Corporation, a company which has a class of equity securities registered pursuant to the Securities Exchange Act of 1934.

         WILLIAM J. MRUKOWSKI, age 57, joined the Company in October 1997 and serves as Senior Vice President, Sales and Marketing. Prior to joining the Company, Mr. Mrukowski served with Liebert Corporation as Senior Vice President responsible for worldwide sales. Mr. Mrukowski had been with Liebert Corporation for seventeen years prior to joining the Company.

         JOHN M. SPIEGEL, age 35, joined the Company in May 1992 and serves as Controller. His previous experience includes serving as Manager with Clark, Schaefer, Hackett & Company from January 1987 until joining the Company. Mr. Spiegel is a Certified Public Accountant.

EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer, and the only other executive officers of the Company whose combined salary and bonus exceeded $100,000 for fiscal year ended December 31, 1998.


                                                      SUMMARY COMPENSATION TABLE

                                                          Annual Compensation
                                       ----------------------------------------------
       Name and                Fiscal                            Other Annual                    All Other
  Principal Position            Year       Salary     Bonus     Compensation  Options #      Compensation(1)
  ------------------            ----       ------     -----     ------------  ---------      ---------------

Gerard B. Moersdorf, Jr.        1998       $249,867  $117,500         --           --            $3,212
Chairman, President,            1997       $238,500       --        $542           --            $2,100
Treasurer and CEO               1996       $238,500       --          --           --            $8,002

William J. Mrukowski(2)         1998       $178,654  $97,200          --       70,000            $3,199
Senior Vice President,          1997        $35,135  $10,000          --       30,000              $527
Sales and Marketing

William H. Largent(3)           1998       $162,461  $77,500          --       50,000            $3,077
Senior Vice President,          1997        $94,808  $35,000          --       50,000            $1,283
Operations and
Chief Financial Officer

---------------------

(1) Represents the amount of the contribution by the Company under the Company's 401(k) Plan and Trust.
(2)  Mr. Mrukowski joined the Company in October 1997.
(3)  Mr. Largent joined the Company in April 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides certain information regarding stock options granted during 1998, to each of the executive officers named in the Summary Compensation Table.


                                    Individual Grants                                       (f)
                            -----------------------------------------------------  Potential Realizable Value
                                              (c)                                   At Assumed Annual Rates
                                           % of Total                             Of Stock Price Appreciation
                                (b)          Options         (d)                        For Option Term(1)
                              Options       Granted To     Exercise      (e)     --------------------------------
          (a)                 Granted       Employees       Price     Expiration
         Name                   (#)       In Fiscal Year    ($/Sh)       Date          5%($)           10%($)
--------------------------  -----------  ---------------  ---------  ------------  --------------  --------------
Gerard B. Moersdorf, Jr.        --             --          --          --             --               --

William J. Mrukowski         70,000(2)        20.0%      $6.81      2/12/06         $227,604        $545,149

William H. Largent           50,000(3)        14.3%      $6.81      2/12/06         $162,574        $389,392


--------------------
(1) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Company pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Company's Common Stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Company's Common Stock.
(2) On February 12, 1998, an incentive option to purchase 70,000 shares of Common stock was granted to Mr. Mrukowski, at an exercise price equal to the fair market value of the Company's Common stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on February 12, 2006.
(3) On February 12, 1998, an incentive option to purchase 50,000 shares of Common Stock was granted to Mr. Largent, at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. These options vest and become exercisable at a rate of 20% per year and terminate on February 12, 2006.

                     AGGREGATED OPTION EXERCISES AND FISCAL
                           YEAR-END OPTION VALUE TABLE

         The following table provides certain information regarding the value of stock options at December 31, 1998 held by the Company's executive officers named in the Summary Compensation Table:



                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                            SHARES                     UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS AT
                           ACQUIRED       VALUE      OPTIONS AT FISCAL YEAR END      FISCAL YEAR END ($)(1)
                          ON EXERCISE    REALIZED    ---------------------------  -----------------------------
      NAME                    (#)          ($)       EXERCISABLE  UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
------------------------- ------------- ---------- -----------------------------  -----------------------------
Gerard B. Moersdorf, Jr.       --           --            --             --             --              --
William J. Mrukowski           --           --           6,000         94,000           --              --
William H. Largent             --           --           10,000        90,000           --              --

--------------------------------


(1) Represents the total gain which would have been realized if all in-the-money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

COMPENSATION OF DIRECTORS

         In 1998, the 1996 Stock Option Plan provided for the automatic grant of an option to purchase 9,000 shares of Common Stock of the Company on March 1 of each year to each nonemployee director of the Company. In 1999, this provision was modified to provide for an automatic grant of an option to purchase 9,000 shares of Common Stock of the Company on January 1 of each year to each nonemployee director of the Company. Such options will be exercisable at any time for a period of five years from the first anniversary of the date of grant and will have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Pursuant to this provision, on March 1, 1998, James H. Blough, Curtis A. Loveland, Gerard B. Moersdorf, Sr., Richard W. Oliver, Alexander B. Trevor and Thomas W. Huseby each received an option to purchase 9,000 shares of Common Stock of the Company exercisable during a period of five years from the first anniversary of the date of grant at a price of $7.00 per share. Additionally, each director receives $1,000 for each Board of Directors meeting attended and $500 for each committee meeting attended, provided such committee meeting was not on the same day as a Board of Directors meeting.

RELATED PARTY TRANSACTIONS

         The Company has entered into a consulting contract with Mr. Oliver, a director of the Company, pursuant to which Mr. Oliver provides marketing, technology and strategy consulting to the Company. Under this arrangement, the Company paid Mr. Oliver $24,000 in 1998 for his consulting services.

         The Company has entered into an arrangement with Mr. Trevor, a director of the Company, pursuant to which Mr. Trevor provides management consulting services to the Company. Under this arrangement, the Company paid Mr. Trevor $2,400 in 1998.

         Mr. Loveland, a director and Secretary of the Company, is a partner in the law firm of Porter, Wright, Morris & Arthur, which firm serves as general counsel to the Company.

         The Company believes that all terms of the transactions and existing arrangements set forth above are no less favorable to the Company than similar transactions and arrangements which might have been entered into with unrelated parties.

         The following Board Compensation Committee Report on Executive Compensation and Performance Graph will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Stock Option and Compensation Committee (the "Committee") reviews and evaluates individual executive officers and determines the compensation for each executive officer. In general, compensation is designed to attract and retain qualified key executives, reward individual performance, relate compensation to Company goals and objectives and enhance stockholder value.

         Prior to 1994, compensation for executive officers included base salary and stock option awards. Base salary was reviewed annually in light of the Committee's perception of individual performance and performance of the Company as a whole. No specific weight was given to any of these factors in the evaluation of an executive officer's base salary. Beginning with fiscal 1994, the Committee established in advance a formula for determining the amount of bonus to be paid to senior executive officers.

         The 1998 Officer and Manager Compensation Plan (the "1998 Plan") was adopted by the Board of Directors in February 1998. The 1998 Plan had both a short-term and long-term incentive component. The 1998 Plan established a total bonus amount equal to a percentage of base salary, with the percentage increasing or decreasing based on target levels of pre-tax, pre-bonus income and total revenues for 1998.

         The Committee also awards stock options to executive officers to encourage share ownership and to give them a stake in the performance of the Company's stock. The specific number of stock options granted to individual executive officers is determined by the Committee's perception of relative contributions or anticipated contributions to overall corporate performance. To date, Mr. Moersdorf, Jr., has received no stock options under any of the Company's stock option plans.

         Compensation for the named executive officers during the 1998 fiscal year included base salary and awards under the 1998 Plan. Base salary was determined by reviewing the previous levels of base salary, perceived level of individual performance and the overall performance of the Company. No specific weight was given to any of these factors in the evaluation of base salaries because each of these factors was considered significant and the relevance of each varies depending on an officer's responsibilities.

         The Budget Reconciliation Act of 1993 amended the Code to add Section 162(m) which bars a deduction to any publicly held corporation for compensation paid to a "covered employee" in excess of $1,000,000 per year. The Compensation Committee does not believe that this law will impact the Company because the current level of compensation for each of the Company's executive officers is well below the $1,000,000 salary limitation.

         Compensation Committee: James H. Blough, Richard W. Oliver, and Alexander B. Trevor.

PERFORMANCE GRAPH

         The following graph shows the dollar change in the cumulative total return performance to holders of the Company's Common Stock with that of the Nasdaq Stock Market - U.S. Index and the Standard & Poor's Communication Equipment Manufacturers Index, both of which are published indexes. This comparison includes the period beginning December 31, 1993 through December 31, 1998. The Company's Common Stock is traded on The Nasdaq National Market under the symbol "AINN." The comparison of the cumulative total returns for each investment assumes that $100 was invested in the Company's Common Stock on December 31, 1993, and in the respective index on December 31, 1993, and that all dividends were reinvested.


                            Applied Innovation Inc.
                              Closing Price Index

               Nasdaq NM Comp     S&P Communications Equip.      AINN
Dec. 93             100                      100                   100
Dec. 94            97.6                      113                   122
Dec. 95           135.5                      168                 106.8
Dec. 96           168.9                      196                  55.7
Dec. 97           206.7                      254                    50
Dec. 98           286.4                      445                 31.25

                              INDEPENDENT AUDITORS

         The Board of Directors has appointed KPMG LLP, independent public accountants, as auditors for the Company for fiscal 1999. KPMG LLP has served as the independent auditors for the Company since 1993. The Board of Directors believes that the reappointment of KPMG LLP for fiscal 1999 is appropriate because of the firm's reputation, qualifications, and experience. Representatives of KPMG LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.


                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1998, containing financial statements for such year and the signed opinion of KPMG LLP, independent auditors, with respect to such financial statements, is being sent to stockholders concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the stockholders with respect to such report.

         A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON REQUEST TO: JOHN M. SPIEGEL, CONTROLLER, APPLIED INNOVATION INC., 5800 INNOVATION DRIVE, DUBLIN, OHIO 43016.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and greater than 10% stockholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports and written representations from reporting persons, the Company believes that all filing requirements were complied with during fiscal 1998.


                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.

                              STOCKHOLDER PROPOSALS

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Stockholders. Other proposals may be submitted by the Board of Directors or the stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a stockholder for inclusion in the

Proxy Statement for the Annual Meeting of Stockholders to be held in 2000 must be received by the Company (addressed to the attention of the Secretary) on or before February 2, 2000. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware.


                                  OTHER MATTERS

         The only business which management intends to present at the meeting consists of the matters set forth in this statement. Management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy holders will vote thereon in their discretion.

         All proxies received duly executed will be voted. You are requested to sign and date the enclosed proxy and mail it promptly in the enclosed envelope. If you later desire to vote in person, you may revoke your proxy, either by written notice to the Company, Attention: Gerard B. Moersdorf, Jr., or in person at the meeting, without affecting any vote previously taken.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   GERARD B. MOERSDORF, JR.
                                   CHAIRMAN OF THE BOARD, PRESIDENT AND
                                   CHIEF EXECUTIVE OFFICER

                             APPLIED INNOVATION INC.
                    5800 INNOVATION DRIVE, DUBLIN, OHIO 43016

           ==========================================================

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- APRIL 22, 1999

         The undersigned hereby appoints GERARD B. MOERSDORF, JR., and CURTIS A. LOVELAND, or either of them acting alone, my attorneys and proxies, with full power of substitution to each, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held on April 22, 1999, at 1:00 p.m., local time, at 5800 Innovation Drive, Dublin, Ohio 43016, and at any adjournment thereof, with all of the powers I would have if personally present, for the following purposes:

1.    ELECTION OF CLASS III DIRECTORS
           [ ] FOR all nominees listed below (except as marked to the contrary).
           [ ] WITHHOLD AUTHORITY to vote for all nominees below.
                      GERARD B. MOERSDORF, JR.      ALEXANDER B. TREVOR
           (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

2. TO TRANSACT such other business as may properly come before the meeting and any adjournment thereof.

giving unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinion may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Either of said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all the powers of said attorneys and proxies hereunder.
         THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
         The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated March 22, 1999, the Proxy Statement and the Annual Report of the company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.
         Please sign and date this Proxy below and return in the enclosed envelope.







                                           Dated                   , 1999
                                                -------------------

Signature                                  Signature
         ------------------------                   ---------------------
SIGNATURE(S) SHALL AGREE WITH THE NAME(S) PRINTED ON THIS PROXY. IF SHARES ARE REGISTERED IN TWO NAMES, BOTH STOCKHOLDERS SHOULD SIGN THIS PROXY. IF SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS